SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date Earliest Report Event Auguest 15, 2001

CYBER MERCHANTS EXCHANGE, INC.

(Exact name of registrant as specified in its charter)

       California                     001-15643                  95-4597370
 ----------------------        ----------------------         ----------------
(State of incorporation)      (Commission File Number)       (I.R.S.  Employer
                                                             Identification No.)

600 S. Lake Ave., Suite 208, Pasadena, CA                         91106
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(Address  of  principal  executive  offices)                   (Zip Code)

Registrant's  telephone  number,  including  area code:      (626) 793-5000
                                                        ------------------------

 N/A
        (Former name or former address, if changed since last report)

INFORMATION INCLUDED IN THIS REPORT

ITEM 4. Changes in Registrant's Certifying Account.

Cyber Merchants Exchange, Inc.(the "Corporation") has informed BDO Seidman, LLP ("BDO"), its certifying accountants, that the Corporation has dismissed BDO as its certifying accountants and has engaged new certifying accountants. The new certifying accountants are Corbin & Wertz. Pursuant to Item 304(a) Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Corporation reports as follows:

(a)(i)    The Corporation dismissed BDO as its certifying accountant on August 15, 2001.

(ii)        During the past two years, the Corporation's financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the restatement of financial statements for 2000 to adjust the Company's accounting for its investment in its joint ventures as discussed in Note 4 of the restated 10K for 2000.

(iii)        The dismissal of BDO and engagement of Corbin & Wertz was approved by the Corporation's Audit Committee of the Board of Directors.

(iv)        The Corporation and BDO did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure

(v)        During the Corporation's two most recent fiscal years and during the interim period prior to the dismissal of BDO, the Corporation did not experience any reportable events except for the restatement of the 2000 financial statements to adjust the Company's accounting for its investment in its joint ventures.

(b)        On August 15, 2001, the Corporation engaged Corbin & Wertz of Irvine, California, to be the Corporation's certifying accountant.

 (i)        Corbin & Wertz reviewed the past financial statements for the Corporation in making its determination to accept the engagement with the Corporation. Prior to August 15, 2001, when the Corporation engaged Corbin & Wertz to be the Corporation's certifying accountants, the Corporation had never consulted Corvin&Wertz for any services, be they accounting, auditing or otherwise.

(ii)        The Corporation did not have any disagreements with BDO and therefore did not discuss any past disagreements with Corbin & Wertz.

(c)        Attached hereto as Exhibit 1 is BDO's letter confirming the disclosures made in this Form 8-K.

ITEM 7. Financial Statement and Exhibits

(c)        Exhibits

1          Letter of  BDO, LLP, Dated Auguest 15, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      August 15, 2001                          CYBER  MERCHANTS  EXCHANGE, INC.
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        (Date)                                   /s/ Frank S. Yuan
                                            ------------------------------------

By: Frank S. Yuan
Its: Chairman and CEO

Exhibit 1

Letter of  BDO, LLP, Dated Auguest 15, 2001

August 15, 2001

Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on August 15, 2001, to be filed by our former client, Cyber
Merchants Exchange, Inc. We agree with the statements made in response to that
Item insofar as they relate to our Firm.

Very truly yours,

BDO Seidman, LLP